FORM 8-K/A #2

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934

                Date of Report (Date of earliest event reported):

                                DECEMBER 31, 1997
                          -----------------------------

                              WINDSOR CAPITAL CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                         33-11935                  59-2754843
----------------                 ----------------          ---------------
(State or other                  (Commission File          I.R.S. Employer
 jurisdiction of                      Number)               Identification
 incorporation)                                                   No.)

                             350 E. IRVING PARK ROAD
                             ROSELLE, ILLINOIS 60172
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (630) 529-9424
                -------------------------------------------------
               (Registrant's telephone number including area code)


           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements  and Exhibits

        (a) Financial Statements of Businesses Acquired:

            The audited financial statements required by Item 7(a) of Woodfield Enterprises, Inc. as of December 31, 1996 and for the period from July 15, 1996 (date of inception) to December 31, 1996 are included as an exhibit to this Form 8-K/A #2.

            The unaudited financial information required by Item 7(a) of Woodfield Enterprises, Inc. as of and for the twelve month period ended December 31, 1997 is included as an exhibit to this Form 8-K/A #2.

        (b) Pro Forma Financial Information:

            Not applicable as the merger with Windsor Capital Corp. has been accounted for as a capital transaction, in substance, rather than a business combination.

        (c) The following exhibits are included herein:

            Exhibit 1 - Audited Financial Statements for Woodfield Enterprises, Inc. as of December 31, 1996 and for the period from July 15, 1996 (date of inception) to December 31, 1996.

            Exhibit 2 - Unaudited Financial Information for Woodfield Enterprises, Inc. as of and for the twelve month period ended December 31, 1997.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Windsor Capital Corp.

March 16, 1998                               By: /s/ GARY N. MANSFIELD
                                             -------------------------
                                             Gary N. Mansfield
                                             Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT                    DESCRIPTION
-------                    -----------

  1 Audited Financial Statements for Woodfield Enterprises, Inc. as of December 31, 1996 and for the period from July 15, 1996 (date of inception) to December 31, 1996.

  2 Unaudited Financial Information for Woodfield Enterprises, Inc. as of and for the twelve month period ended December 31, 1997.